UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported) May 23, 2002




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware                  1-9566                    95-4087449
(State of Incorporation)(Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,        90401-1490
     (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (310)319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
AND EXHIBITS

     (c)   Exhibits

           99.0  Monthly Financial Data as of April 30, 2002
                 (Unconsolidated)

           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of April 30, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of April 30, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of April 30, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          FIRSTFED FINANCIAL CORP.



Dated: May 23, 2002                       By: /s/ Douglas J. Goddard
                                              Douglas J. Goddard
                                              Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                            Page

99.0  Monthly Financial Information as of April 30, 2002          4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of April 30, 2002                             5

                              First Federal Bank of California, fsb
                                  MONTHLY REPORT OF OPERATIONS
                               Unconsolidated Financial Highlights
                                            Unaudited
                                     (Dollars in thousands)

                        As of,     As of,     As of,     As of,      As of,
                       for the    for the    for the    for the     for the
                        month      month      month    4 months    4 months
                        ended      ended      ended      ended       ended
                       April 30, March 31,  April 30,  April 30,   April 30,
                        2002       2002        2001      2002         2001
AVERAGE INVESTMENTS  $  154,683 $  248,068 $  185,445 $   209,398 $  195,017

LOANS:
Total loans and
  mortgage-backed
  securities          4,146,400  4,164,070  4,197,815  4,146,400   4,197,815

Loans
originated/purchased:
  Single family
    loans                48,357     72,363    110,703     207,676    398,344
  Multi-family loans     50,134     46,991     45,862     169,506    104,165
  Commercial real
   estate loans           9,471     11,123          -      25,444      6,303
  Other                   3,139      1,821      8,106       8,005     16,266
                       --------   --------   --------   ---------   --------
                     $  111,101 $  132,298 $  164,671  $  410,631  $ 525,078
                       ========   ========   ========   =========   ========

Loans sold           $    6,977 $    7,136 $    6,921 $    25,161 $   17,642

Average rate on
loans                     5.91%      6.43%      7.11%       6.26%      7.37%

Originated/purchased
Percentage of
  portfolio in
  adjustable rate
  loans                  69.90%     69.80%     86.25%      69.90%     86.25%
Non-performing
  assets
  to total assets         0.16%      0.16%      0.23%       0.16%      0.23%

BORROWINGS:
Federal Home Loan
  Bank Advances
  Advances          $1,392,000 $1,467,000 $1,664,000  $1,392,000 $1,664,000
Reverse
  repurchase
  agreements        $  158,226 $  127,695 $  268,999  $  158,226 $  268,999

DEPOSITS:
Retail deposits     $2,131,786  $2,162,654 $1,771,585 $2,131,786 $1,771,585
Wholesale deposits     392,024     419,389    479,193    392,024    479,193
                     ---------   ---------  --------- ----------  ---------
                    $2,523,810  $2,582,043 $2,250,778 $2,523,810 $2,250,778
                     =========   =========  =========  =========  =========
Net increase
(decrease)          $  (64,904) $   73,035 $  (45,929)$  (29,197)$   82,027

AVERAGE INTEREST
RATES:
Yield on loans            6.20%      6.22%      8.06%       6.38%      8.18%
Yield on investments      4.44%      3.14%      5.46%       2.90%      5.73%
Yield on earning
  assets                  6.13%      6.05%      7.95%       6.22%      8.07%
Cost of deposits          2.54%      2.63%      4.58%       2.73%      4.78%
Cost of borrowings        4.60%      4.49%      6.09%       4.59%      6.25%
Cost of money             3.32%      3.35%      5.26%       3.47%      5.45%
Earnings spread           2.81%      2.70%      2.69%       2.75%      2.62%
Effective net spread      2.98%      2.53%      2.88%       2.91%      2.83%

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                 Bank      Percent
                                 owned       of
                                 balance    total
Property type:
  Single family                $ 1,935,100    49%
  Multi-family                   1,591,090    40%
  Commercial & industrial          389,503    10%
  Construction                      27,766     1%
  Land                                 869     0%
                                 ---------  -----
    Total real estate loans    $ 3,944,328   100%
                                 =========  =====

Single family:
  Without prepayment penalty   $ 1,637,991    85%
  With prepayment penalty          297,109    15%
                                  --------  -----
    Total single family loans  $ 1,935,100   100%
                                 =========  =====

Age:
  0 to 10 years                $ 1,396,760    85%
  >10 years                        241,231    15%
                                  --------  -----
    Total                      $ 1,637,991   100%
                                 =========  =====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance


   Current      Less                                 Greater          Percent
  interest      than      $252     $275     $500     than               of
 rate range      $252     - $275   -$500    -$1,000  $1,000    Total   total
<5.00%      $   5,010 $    779 $ 47,238 $ 43,566 $  8,154 $ 104,747    7.5%
5.00%-5.25%    30,716    6,342   32,902   18,935    3,135    92,030    6.6%
5.25%-5.50%    66,876    8,275   67,946   47,409   25,793   216,299   15.5%
5.50%-5.75%    83,951    8,751   59,253   56,475   52,558   260,988   18.7%
5.75%-6.00%    40,621    4,749   36,532   20,833   31,503   134,238    9.6%
6.00%-6.25%    30,699    4,216   32,677   19,239   14,824   101,655    7.3%
6.25%-6.50%    12,670    2,123   21,942   14,820   23,557    75,112    5.4%
6.50%-6.75%    26,736    1,599   15,185   26,592   23,235    93,347    6.7%
6.75%-7.00%    16,622    1,066   34,273   47,365   21,580   120,906    8.6%
7.00%-7.25%     7,222    1,069   18,794   26,339   30,709    84,133    6.0%
7.25%-7.50%     6,944    1,041   18,003   16,051   13,587    55,626    4.0%
7.50%-7.75%     5,940      527   10,928    1,774    6,164    25,333    1.8%
7.75%-8.00%     5,579      523    8,225    1,769    4,214    20,310    1.4%
8.00%-9.00%     5,441      519    3,858    1,197        -    11,015    0.8%
>9.00%          1,021        -        -        -        -     1,021    0.1%
              -------  -------  -------  -------  -------  --------- ------
Total       $ 346,048 $ 41,579 $407,756 $342,364 $259,013 $1,396,760 100.0%
              =======  =======  =======  =======  =======  ========= ======